0 CONFIDENTIAL AND PROPRIETARY I © 2017 Gartner, Inc. and/or its affiliates. All rights reserved. Second Quarter 2017 Results August 8, 2017

1 CONFIDENTIAL AND PROPRIETARY I © 2017 Gartner, Inc. and/or its affiliates. All rights reserved. Statements contained in this presentation regarding the growth and prospects of the business, the Company’s projected 2017 financial results, long- term objectives and all other statements in this presentation other than recitation of historical facts are forward looking statements (as defined in the Private Securities Litigation Reform Act of 1995). Such forward looking statements involve known and unknown risks, uncertainties and other factors; consequently, actual results may differ materially from those expressed or implied thereby. Factors that could cause actual results to differ materially include, but are not limited to, the ability to achieve and effectively manage growth, including the ability to integrate our recent CEB acquisition, other acquisitions and consummate acquisitions in the future; the ability to pay Gartner’s debt obligations, which have increased substantially with the recent CEB acquisition; the ability to maintain and expand Gartner’s products and services; the ability to expand or retain Gartner’s customer base; the ability to grow or sustain revenue from individual customers; the ability to attract and retain a professional staff of research analysts and consultants upon whom Gartner is dependent; the ability to achieve continued customer renewals and achieve new contract value, backlog and deferred revenue growth in light of competitive pressures; the ability to carry out Gartner’s strategic initiatives and manage associated costs; the ability to successfully compete with existing competitors and potential new competitors; the ability to enforce and protect our intellectual property rights; additional risks associated with international operations including foreign currency fluctuations; the impact of restructuring and other charges on Gartner’s businesses and operations; general economic conditions; risks associated with the credit worthiness and budget cuts of governments and agencies; and other risks listed from time to time in Gartner’s reports filed with the Securities and Exchange Commission, including Gartner’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. The Company’s SEC filings can be found on Gartner’s website at investor.gartner.com and on the SEC’s website at www.sec.gov. Forward looking statements included herein speak only as of August 8, 2017 and the Company disclaims any obligation to revise or update such statements to reflect events or circumstances after this date or to reflect the occurrence of unanticipated events or circumstances. In this presentation, we include “Combined” numbers that, for periods prior to our acquisition of CEB (unless expressly noted otherwise), reflect numerical addition of the results of Gartner and CEB for each line item and do not include all the adjustments required with respect presentation of pro forma financial information under GAAP and the rules and regulations of the SEC. Accordingly, these “Combined” numbers are non-GAAP, but are provided because Gartner believes they are useful in comparing performance of Gartner following the CEB acquisition with performance of Gartner and CEB independently prior to Gartner’s acquisition of CEB. These Combined numbers should be read together with the historical financial statements of Gartner and CEB included in their respective quarterly reports on Form 10-Q and annual reports on Form 10-K, and the pro forma financial statements included in Exhibit 99.1 to Gartner’s Current Report on Form 8-K filed with the SEC on April 6, 2017 and footnote 5 to Gartner’s Current Report on Form 10-Q for the period ending June 30, 2017. References in this presentation to "Traditional Gartner" operating results and business measurements refer to Gartner excluding CEB. Disclaimer & Explanatory Note

2 CONFIDENTIAL AND PROPRIETARY I © 2017 Gartner, Inc. and/or its affiliates. All rights reserved. Second Quarter 2017: Highlights Traditional Gartner Total CV Growth of 15% y/y improvements in both client and wallet retention metrics with strong productivity growth Adjusted EBITDA of $185M Free Cash Flow Conversion Rate of 126% on a comparable basis Adjusted Earnings Per Share of $0.88 above the high end of guidance range CEB Total CV Growth of 1% y/y improvement in wallet retention Total Adjusted Revenue Growth of 9% 15% y/y FX neutral growth for traditional Gartner business

3 CONFIDENTIAL AND PROPRIETARY I © 2017 Gartner, Inc. and/or its affiliates. All rights reserved. In $ Millions (unless stated) Q2’17 Q2’16 (Combined) YOY Growth Total Adjusted Revenue (a) $935.3 $861.1 +9% Operating Income $(98.4) $97.9 nm Adjusted EBITDA (a) $185.0 $182.2 +2% Diluted Earnings Per Share $(1.03) - Adjusted Diluted Earnings Per Share (a) $0.88 - Operating Cash Flow $112.3 $110.8 +1% Free Cash Flow (a) $128.9 $85.7 +50% 12 Month Rolling Free Cash Flow Conversion (b) 118% 128% Net Debt $2,879 Net Debt/Adjusted LTM EBITDA 4.1x Second Quarter 2017: Overview a) Please refer to appendix slides for definition of these non-GAAP measures and the reconciliation to the most directly comparable GAAP measures b) On a combined basis, 12 month rolling free cash flow conversion would have been 126% through Q2’17

4 CONFIDENTIAL AND PROPRIETARY I © 2017 Gartner, Inc. and/or its affiliates. All rights reserved. In $ Millions (unless stated) Q2’17 Q2’16 (Combined) YOY Change Adjusted Research Revenue (a) $674.6 $608.9 +11% Adjusted Gross Contribution (a) $461.4 $424.1 +9% Adjusted Gross Contribution Margin (a) 68.4% 69.6% -130 bps Traditional Gartner Total Contract Value $1,995 $1,754 +14% CEB Total Contract Value (b) $578 $574 +1% Client Retention (Traditional Gartner) 83% 83% +40 bps Wallet Retention (Traditional Gartner) 105% 104% +70 bps Wallet Retention (CEB) 94% 93% +80 bps # of Client Enterprises (Traditional Gartner) 11,164 10,477 +7% Second Quarter 2017: Research  Traditional Gartner Total FX Neutral Contract Value growth of 15%, or 14% excluding L2 acquisition  Traditional Gartner Research adjusted FX neutral revenue growth of 16%  Traditional Gartner new business growth of 14% year-on-year  Average Spend per Enterprise of $179K, up 8% year-on-year on an FX neutral basis  CEB Research adjusted revenues declined 1% year-on-year a) Please refer to appendix slides for definition of these non-GAAP measures and the reconciliation to the most directly comparable GAAP measures b) CEB total contract value recast at 2017 FX rates

5 CONFIDENTIAL AND PROPRIETARY I © 2017 Gartner, Inc. and/or its affiliates. All rights reserved. Traditional Gartner Research Highlights Direct Quota Bearing Headcount FX Neutral Sales Productivity* *Excluding L2, sales productivity increased 11% year over year and increased 5% on a sequential basis. Sales productivity at reported rates was $99K, $100K, 107K and $114k for Q2’16-Q1’17, respectively Q2’17Q2’16 Q3’16 Q1’17Q4’16 2,297 2,331 2,423 2,460 2,574 Q1’17Q4’16 Q2’17Q3’16Q2’16 $99K$97K $114K $105K $116K

Second Quarter 2017: Events

In $ Millions (unless stated)	Q2'17	Q2'16 (Combined)	YOY Growth
Adjusted Events Revenue (a)	$95.2	$86.7	+10%
Adjusted Gross Contribution (a)	$53.7	$50.8	+6%
Adjusted Contribution Margin (a)	56.4%	58.6%	-220 bps
Number of Events (b)	26	25	-
Events Attendees	18,539	15,451	+20%

- On a same-events basis, Traditional Gartner Event business adjusted revenues increased 13% year-on-year in Q2 2017 on both a reported and FX neutral basis
- Traditional Gartner Events adjusted contribution margin increased by more than 100 bps year-on-year in Q2 2017
- Traditional Gartner Events held 25 events in Q2 2017, with 18% year-on-year increase in same event attendees
- CEB held one destination event in Q2 2017 (ReimagineHR)

a) Please refer to appendix slides for definition of these non-GAAP measures and the reconciliation to the most directly comparable GAAP measures
b) Includes Traditional Gartner and CEB destination events

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Gartner.

Second Quarter 2017: Consulting

In $ Millions (unless stated)	Q2'17	Q2'16 (Combined)	YOY Change
Adjusted Consulting Revenue (a)	$91.7	$86.5	+6%
Adjusted Gross Contribution (a)	$31.4	$28.3	+11%
Adjusted Contribution Margin (a)	34.3%	32.7%	+160 bps
Quarterly Utilization Rate	65%	69%	-360 bps
Billable Headcount	667	626	+7%
Avg. Annualized Rev. per Billable Headcount	378	408	-7%

a) Please refer to appendix slides for definition of these non-GAAP measures and the reconciliation to the most directly comparable GAAP measures

Managing Partners


+14%
112
115
123
125
128
Q2'16
Q3'16
Q4'16
Q1'17
Q2'17

Consulting Backlog* ($M)


-2%
93
90
89
89
91
Q2'16
Q3'16
Q4'16
Q1'17
Q2'17

* No longer includes backlog associated with Strategic Advisory Services (SAS)

- 8% FX neutral year-on-year revenue growth in Q2 2017 driven by strong performance of contract optimization business
- Continued investment in Managing Partners, up 14% compared to Q2 2016
- Backlog (excluding SAS backlog) decreased by 1% year-on-year on an FX-neutral basis in Q2 2017
- Backlog represents approximately 4 months of forward coverage, in line with operational target

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Gartner.

8 CONFIDENTIAL AND PROPRIETARY I © 2017 Gartner, Inc. and/or its affiliates. All rights reserved. In $ Millions (unless stated) Q2'17 Q2'16 (Combined) YOY Growth (Reported) Adjusted Talent Assessment & Other Revenue (a) $73.9 $79.0 -6% Adjusted Gross Contribution (a) $44.1 $43.9 0% Adjusted Contribution Margin (a) 59.7% 55.6% +410 bps Second Quarter 2017: Talent Assessment & Other  Talent Assessment & Other includes CEB's previously disclosed Talent Assessment business as well as certain CEB non-subscription based talent products and services  Improved momentum during the quarter, ending Q2 2017 with higher year-on-year bookings a) Please refer to appendix slides for definition of these non-GAAP measures and the reconciliation to the most directly comparable GAAP measures

9 CONFIDENTIAL AND PROPRIETARY I © 2017 Gartner, Inc. and/or its affiliates. All rights reserved. Second Quarter 2017: Adjusted Earnings Per Share(a) In $ thousands, except per share amounts Three Months Ended June 30, 2017 Net Income $(92,281) Acquisition adjustments, net of tax effect: Amortization of acquired intangibles (b) $65,406 Amortization of pre-acquisition deferred revenues (c) $91,542 Acquisition and integration charges and other nonrecurring items (d) $100,721 Tax impact of adjustments $(85,951) Adjusted net income $79,437 Adjusted diluted earnings per share (e): $0.88 Weighted average shares outstanding: Diluted (in millions) 90.6 a) Adjusted earnings per share represents GAAP diluted earnings per share adjusted for the per share impact of certain items directly-related to acquisitions and other items b) Consists of non-cash amortization charges from acquired intangibles c) Consists of amortization of non-cash fair value adjustments on pre-acquisition deferred revenues. The majority of the pre-acquisition deferred revenue is recognized ratably over the remaining period of the underlying revenue contract d) The effective tax rate was 33% for the three months ended June 30, 2017 e) The adjusted diluted EPS is calculated based on 90.6 million shares for the three months ended June 30, 2017, as reported

10 CONFIDENTIAL AND PROPRIETARY I © 2017 Gartner, Inc. and/or its affiliates. All rights reserved. In $ Millions Q2'17 Q2'16 (Combined) YOY Change (Reported) Adjusted EBITDA $185.0 $182.2 +2% Operating Cash Flow $112.3 $110.8 +1% - Capital Expenditures $(30.9) $(25.8) + Cash Acquisition and Integration Payments $47.5 $0.7 = Free Cash Flow $128.9 $85.7 +50% Free Cash Flow Conversion* 126% 128% Second Quarter 2017: Cash Flow Highlights * Last 12 months combined FCF of $419.9M divided by last 12 months combined adjusted net income of $332.6M  On a comparable basis, Q2 2017 operating cash flow growth was 1%  Operating cash flow was significantly impacted by higher year-on-year cash acquisition and integration payments  On a comparable basis, free cash flow increased by 50% year-on-year driven by the strong performance of traditional Gartner research in H1 2017

11 CONFIDENTIAL AND PROPRIETARY I © 2017 Gartner, Inc. and/or its affiliates. All rights reserved. $835 $745 $703 $1,658 $3,468 $(445) $(466) $(474) $(1,228) $(589) 2Q16 3Q16 4Q16 1Q17 2Q17 Total Debt Cash Net Debt ($M) 0.9x 0.7x 0.5x 0.9x 4.1x 2Q16 3Q16 4Q16 1Q17 2Q17 Net Debt* / EBITDA Ratio Second Quarter 2017: Balance Sheet and Capital Structure $390 $279 $229 $430 $2,879 *Net Debt in Leverage Ratio calculated using LTM of Adjusted EBITDA of $694.4M of Adjusted EBITDA Revolver capacity was $675M as of the end of 2Q17 More than 60% of gross debt has fixed interest rates

12 CONFIDENTIAL AND PROPRIETARY I © 2017 Gartner, Inc. and/or its affiliates. All rights reserved. Fiscal Year 2017 Outlook

13 CONFIDENTIAL AND PROPRIETARY I © 2017 Gartner, Inc. and/or its affiliates. All rights reserved. Updated 2017 Guidance $ In millions, except per share amounts Updated 2017 Guidance Range* Research revenue $2,421 - $2,470 Consulting revenue $319 - $334 Events revenue $321 - $340 Talent Assessment & Other $164 - $176 Total Revenue (GAAP) $3,225 - $3,320 Deferred Revenue Fair Value Adjustment $203 - $203 Total Adjusted Revenue $3,428 - $3,523 Operating (Loss) Income $(6) - $29 Adjusted EBITDA $685 - $720 Diluted Earnings Per Share (GAAP) ($1.00) - ($0.71) Adjusted Diluted Earnings Per Share $3.32 - $3.49 Fully Diluted Number of Shares 89.5 - 90.5 Operating Cash Flow $315 - $335 Acquisition and Integration Payments $115 - $125 Capital Expenditures ($95) - ($105) Free Cash Flow $335 - $355 *2017 guidance is based on 12 months of traditional Gartner results plus 9 months of CEB results

14 CONFIDENTIAL AND PROPRIETARY I © 2017 Gartner, Inc. and/or its affiliates. All rights reserved. GAAP to Adjusted Revenue Guidance Reconciliation $ In millions 2017 GAAP Revenue Guidance Deferred Revenue Fair Value Adjustment 2017 Adjusted Revenue Guidance Research revenue $2,421 - $2,470 $145 - $145 $2,567 - $2,616 Consulting revenue $319 - $334 - $319 - $334 Events revenue $321 - $340 $7 - $7 $328 - $347 Talent Assessment & Other $164 - $176 $51 - $51 $214 - $226 Total Revenue $3,225 - $3,320 $203 - $203 $3,428 - $3,523 a) Please refer to appendix slides for definition of these non-GAAP measures and the reconciliation to the most directly comparable GAAP measures

15 CONFIDENTIAL AND PROPRIETARY I © 2017 Gartner, Inc. and/or its affiliates. All rights reserved. $0.31 $(1.59) $0.94 $1.49 Reconciliation of 2017 Adjusted to GAAP EPS Outlook ~$(1.26) ~$(1.47) ~$(1.53) $3.32 – $3.49 **Adjusting items calculated at the midpoint of guidance range Amortization of Pre-Acquisition Deferred Revenue Adjusted EPS Guidance Range Amortization of Acquired Intangibles Acquisition and Integration and Other Non-Recurring Items $(1.00) – $(0.71) GAAP EPS Guidance Range

16 CONFIDENTIAL AND PROPRIETARY I © 2017 Gartner, Inc. and/or its affiliates. All rights reserved. Appendix

17 CONFIDENTIAL AND PROPRIETARY I © 2017 Gartner, Inc. and/or its affiliates. All rights reserved. Additional 2017 Guidance Items $ In millions, unless stated Stock-based compensation $67 - $68 Depreciation $69 - $70 Amortization of intangible assets $202 Effective tax rate (GAAP) 33 - 34% Effective tax rate (adjusted) 32 - 33%

18 CONFIDENTIAL AND PROPRIETARY I © 2017 Gartner, Inc. and/or its affiliates. All rights reserved. Operating Income to Adjusted EBITDA(a) Reconciliation In $ thousands Q2’17 Q2’16 (Combined) Operating income ($98,388) $97,877 Normalizing adjustments: Stock-based compensation expense (b) $16,557 $16,118 Depreciation, accretion, and amortization (c) $83,585 $41,523 Amortization of pre-acquisition deferred revenues (d) $91,542 $8,544 Acquisition and integration charges and other nonrecurring items (e) $91,712 $11,695 Other charges (f) $6,460 Adjusted EBITDA $185,008 $182,217 a) Adjusted EBITDA is based on GAAP operating income adjusted for certain normalizing adjustments b) Consists of charges for stock-based compensation awards c) Includes depreciation expense, accretion on excess facilities accruals, and amortization of intangibles. The depreciation and amortization amounts do not include any fair value adjustments as a result of the acquisition d) Consists of amortization of non-cash fair value adjustments on pre-acquisition deferred revenues. The majority of the pre-acquisition deferred revenue is recognized ratably over the remaining period of the underlying revenue contract e) Consists of incremental and directly-related charges related to acquisitions and other non-recurring items f) Primarily consists of restructuring costs, real estate and business transformation costs, equity investment losses and non-operating foreign currency impact related to acquired CEB business

19 CONFIDENTIAL AND PROPRIETARY I © 2017 Gartner, Inc. and/or its affiliates. All rights reserved. Recast CEB Contract Value* & Wallet Retention Wallet Retention Q1'16 Q2'16 Q3'16 Q4'16 Q1'17 Q2'17 94% 93% 93% 90% 92% 94% $573 $578$574 $549 $578$569 Contract Value ($ in Millions) * CEB total contract value recast at 2017 FX rates

20 CONFIDENTIAL AND PROPRIETARY I © 2017 Gartner, Inc. and/or its affiliates. All rights reserved. Adjusted Segments Three Months Ended June 30, 2016 Combined In $ thousands Adjusted Revenue Direct Expense Adjusted Gross Contribution Adjusted Contribution Margin Adjusted EBITDA Research $608,911 $184,809 $424,102 70% Consulting $86,548 $58,207 $28,341 33% Events $86,720 $35,891 $50,829 59% Talent Assessment & Other $78,965 $35,089 $43,876 56% TOTAL $861,144 $313,996 $547,148 64% $182,217 In $ thousands Adjusted Revenue Direct Expense Adjusted Gross Contribution Adjusted Contribution Margin Adjusted EBITDA Research $674,568 $213,161 $461,406 68% Consulting $91,693 $60,260 $31,433 34% Events $95,152 $41,470 $53,683 56% Talent Assessment & Other $73,860 $29,804 $44,056 60% TOTAL $935,273 $344,695 $590,578 63% $185,008 Three Months Ended June 30, 2017 As Reported

21 CONFIDENTIAL AND PROPRIETARY I © 2017 Gartner, Inc. and/or its affiliates. All rights reserved. Reconciliation Tables

22 CONFIDENTIAL AND PROPRIETARY I © 2017 Gartner, Inc. and/or its affiliates. All rights reserved. Reconciliation Tables

23 CONFIDENTIAL AND PROPRIETARY I © 2017 Gartner, Inc. and/or its affiliates. All rights reserved. Reconciliation of GAAP Operating Income to Adjusted EBITDA(a)

24 CONFIDENTIAL AND PROPRIETARY I © 2017 Gartner, Inc. and/or its affiliates. All rights reserved. Definitions Adjusted Revenue: Represents GAAP revenue plus non-cash fair value adjustments on pre-acquisition deferred revenues. The majority of the pre-acquisition deferred revenue is recognized ratably over the remaining period of the underlying revenue contract. Adjusted EBITDA: Represents GAAP operating (loss) income excluding stock-based compensation expense; depreciation, amortization, and accretion on obligations related to excess facilities; amortization of pre-acquisition deferred revenues; acquisition and integration charges; and other non-recurring items. Adjusted Net Income: Represents GAAP net (loss) income adjusted for the impact of certain items directly related to acquisitions and other non-recurring items. These adjustments include the amortization of identifiable intangibles from acquisitions; incremental and directly-related acquisition and integration charges related to the achievement of certain performance targets and employment conditions, as well as legal, consulting, severance, and other costs; fair value adjustments on pre-acquisition deferred revenues; and other non-recurring items. Adjusted EPS: Represents Adjusted Net Income divided by the number of Non-GAAP diluted shares. Free Cash Flow: Represents GAAP cash provided by operating activities plus cash acquisition and integration payments less payments for capital expenditures. Adjusted Gross Contribution: Adjusted Revenue less Direct Expenses. Adjusted Gross Margin: Adjusted Gross Contribution divided by Adjusted Revenue.

25 CONFIDENTIAL AND PROPRIETARY I © 2017 Gartner, Inc. and/or its affiliates. All rights reserved.